UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
06-18-2010
Date of Report (Date of earliest event reported)
Barclay Road, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-52332	20-5571215

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1233 Pickering St. Ogdensburg, NY	13669

(Address of principal executive offices)	(Zip Code)
315-393-6101
Registrant’s telephone number, including area code
Pseo De Alcobendas 14-56 Alcobendas 28026 Spain
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
8.01 Other Events
Signatures

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 18th, 2010, Eduardo Valero Erana has departed from his executive officer position as the Chairman of the Board and President and a Director of Barclay Road (the "Company").

On June 18th, 2010, the Board of Directors elected Herbert L. Becker, currently Founder and Chairman Emeritus of (the "Company") to the additional titles of President, CEO, Director and Chairman of the Board of Barclay Road (the "Company").

Item 8.01  Other Events

8.01 Other Events - Corporation has made a change to their mailing address and phone number

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclay Road, Inc.
Date: June 23, 2010	By:	/s/ Herbert L. Becker
Herbert L. Becker
President